BUSINESS COMBINATIONS AND EQUITY METHOD INVESTEES	12 Months Ended
Dec. 31, 2022
Disclosure Of Business Combinations Abstract
BUSINESS COMBINATIONS AND EQUITY METHOD INVESTEES

NOTE 6 - BUSINESS COMBINATIONS AND EQUITY METHOD INVESTEES

a. Nayax Retail Ltd. (formerly: UPITec Software Ltd.)

In March 2020 (hereinafter – "closing date"), the Company entered into an agreement for the acquisition of the shares of UPITec Software Ltd, which was later renamed Nayax Retail Ltd. (hereinafter - "Nayax Retail"). Nayax Retail specializes in providing universal computing solutions for retailers on the basis of the SAP Business One information system. Under the terms and conditions of the agreement, the Company acquired a 51% equity interest in Nayax Retail upon deal closing, for NIS 5.1 million (approx. $1.43 million) which are payable as follows:

1.          NIS 3 million ($0.85 million) in cash on closing date.

2.          NIS 2.1 million ($0.58 million) payable in four equal monthly installments, beginning on the first month after closing date.

The remaining shares represent a 49% interest, were supposed to be acquired by the Company over five years, for an aggregate consideration of NIS 4.9 million (approx. $1.5 million), payable in five equal installments (hereinafter: the “Additional Consideration”).

Additionally, in the event of a qualifying transaction (as defined in the agreement), the additional acquisitions would be accelerated, and performed within 14 business days from the date of the qualifying transaction. Accordingly, and given the completion of the initial public offering by the Company (see note 1), the entire additional consideration, as above, was paid at the end of May 2021 against the transfer of all Nayax Retail’s shares to the Company. The Company performed a purchase price allocation study (PPA). As part of the PPA, the assets and liabilities were measured and presented at fair value, including technology and customer relationships that were included in intangible assets.

Additionally, due to the fact that the Company and the sellers engaged in a forward contract for the acquisition of the remaining 49% interest in Nayax Retail, the Group accounted for this as an acquisition of the entire share capital of Nayax Retail with a correspondent liability for the forward contract.

The following table presents the consideration in respect of the acquisition of Nayax Retail, the amounts recognized in respect of the assets purchased and the liabilities assumed on purchase date, at fair value:

USD in thousands
Cash paid	855
Deferred consideration	580
Liability for forward contract for acquisition of subsidiary	1,348
Total consideration	2,783

Amounts recognized in respect of identifiable assets
purchased and liabilities assumed:
Cash and cash equivalents	169
Trade and other receivables	218
Property, plant and equipment	7
Accounts payable	(236)
Post-employment obligation	(47)
Technology	632
Customer relationships	414
Deferred tax liabilities	(241)
Total identifiable assets, net	916
Goodwill	1,867
Total consideration	2,783
Cash flows in respect of the purchase included in
cash flows from investing activities
Cash paid	855
Cash and cash equivalents of the subsidiary	(169)
Purchase of subsidiary, net of purchased cash, as
presented in cash flows from investing activities	686

The following is information about revenue and losses of the Group under the assumption that the Nayax Retail transaction was completed on January 1, 2020:

(1) The Group’s revenues in 2020 would have been $79,045 thousand compared to $78,783 thousand as reported.

(2) The 2020 loss would have been $6,163 thousand compared to a loss of $6,083 thousand as reported.

Nayax Retail's revenue and net loss as reported in the consolidated financial statements since acquisition date and through the end of the acquisition year was $2,011 thousand and $872 thousand, respectively.

b. Agreement to acquire Weezmo Technologies Ltd

On January 7, 2021 (hereinafter: the "Acquisition Date"), the Company entered into an agreement with Weezmo Technologies Ltd. ("Weezmo"), which is active in the interactive receipts business in Israel and worldwide, and with seven of Weezmo shareholders and five option holders, according to which the Company acquired preferred shares from three Weezmo shareholders (hereinafter: the "Sellers"), representing 36.13% (31.59% on a fully-diluted basis) of Weezmo's issued share capital. According to the agreement, the consideration to two of the Sellers will be a total of $300 thousand in cash, such that on Acquisition Date, the Company paid $100 thousand and three months after Acquisition Date it paid an additional amount of $200 thousand (hereinafter: the "Cash to Two of the Sellers") in exchange for 5.78% (5.06% fully diluted) of Weezmo's issued share capital.

The consideration to the third Seller (hereinafter: the "Third Seller") is $3.2 million in cash or alternatively through issue of 1,909,716 ordinary shares of the Company to the Third Seller (hereinafter: the "Liability to the Third Seller"), at the discretion of the Company, with the number of shares issued under that alternative being subject to adjustments, as described in the agreement.

In addition, each of Weezmo's additional shareholders (including option holders) with whom the Company entered into the agreement (hereinafter: the "Joining Shareholders") granted the Company a call option to purchase all the ordinary shares of Weezmo or the options held by them (representing a 43.73% stake, or 41.68% on a fully-diluted basis) (hereinafter: the "Call Options"). The Call Options can be exercised by the Company during the thirty-six-month period starting on Acquisition Date. In general, the consideration to all Joining Shareholders for an exercise of the Call Options will be a cash amount of $2.6 million, or alternatively, through an issue of 1,706,213 ordinary shares of the Company to the Joining Shareholders, at the Company's discretion, with the number of shares issued under this alternative being subject to adjustments, as described in the agreement. However, in certain circumstances as stipulated by the agreement, the Joining Shareholders had the right to require the Company to pay some of the consideration in cash.

In addition, the Company granted each of the Joining Shareholders a put option to sell to the Company all shares of Weezmo they hold (hereinafter: the "Put Options"). The Put Options can be exercised by each of the Joining Shareholders starting from the Acquisition Date until the earlier of: (a) 36 months after Acquisition Date (or until another date to be agreed in writing between the Company and any Joining Shareholder); and (b) closing of an initial public offering of the Company's shares (hereinafter: "IPO"); and (c) the closing of the sale of all or substantially all shares of the Company to a third party ("Exit").

The consideration to all Joining Shareholders for the exercise of the Put Options will be $2.6 million in cash or alternatively an allotment of 1,455,301 ordinary shares of the Company to the Joining Shareholders, at the discretion of the Company, with the number of shares issued under that alternative being subject to adjustments, as described in the agreement.

Notwithstanding the above, to the extent that the Put Options are exercised before and subject to closing an IPO or an Exit by Nayax, the number of shares the Company would allot to the Joining Shareholders is a total 1,580,758 ordinary shares. Even in this case, under certain circumstances that are detailed in the agreement, the Joining Shareholders may demand that the Company pay some of the consideration in cash.

Note that the election of the Company to pay in cash to Put and Call Option holders is limited to a period of six months, from Acquisition Date.

On Acquisition Date, the Company received all voting rights of the Sellers and the Joining Shareholders, and also received and exercised the right to appoint all directors on the board of Weezmo. Accordingly, beginning on Acquisition Date, the Company controls Weezmo and includes it in the consolidated financial statements. The portion of Weezmo's income attributed to owners of the Company also includes the portion of non-controlling interest to whom the Company issued the Put Options and from whom it received the Call Options. Accordingly, the rate of non-controlling interests reflected in the Company’s consolidated financial statements of Acquisition Date is approximately 20%.

The consideration for the business combination comprises a number of elements, as follows:

▪    The Cash to Two of the Sellers, as defined above;

▪    The Liability to the Third Seller, as defined above; and

▪    The liability for the arrangement that includes the Put Options and Call Options, as defined above.

The Company recognized financial liabilities for the Liability to the Third Seller and its liability for the arrangement that includes the Put Options and the Call Options. The Company elected to allocate the entire Put and Call Options instrument as financial liability measured at fair value through profit or loss, as permitted by IFRS 9 to account for a financial liability with an embedded derivative.

Eventually, the Company opted to pay in cash the entire consideration for Weezmo’s shares.

The fair value of the liability to the Third Seller and the liability to the overall put and call options arrangement as of the Acquisition Date and close to the date of actual payment was $5.3 million and $5.8 million, respectively. The difference, at $0.5 million, was recognized in the "finance expenses, net" item in the income statement.

The Company engaged with an external valuer for measuring the fair value of acquisition consideration and its allocation to the assets acquired and liabilities assumed in the acquisition.

The following table presents the consideration for the acquisition of Weezmo, the non-controlling interests and the amounts recognized for assets acquired and liabilities assumed on acquisition date, at fair value:

USD in thousands
The Cash to Two of the Sellers	300
The Liability to the Third Seller	2,937
The liability for the arrangement that includes the Put Options and Call Options	2,386
Total consideration	5,623

Amounts recognized on acquisition date:
Cash and cash equivalents	202
Trade and other receivables	98
Property, plant and equipment	3
Trade payables	(25)
Other Payables	(240)
Technology	769
Customer relations	2,478
Deferred tax liability	(747)
Total identifiable assets, net	2,538
Goodwill (*)	4,615
Less non-controlling interests (**)	(1,530)
Total Consideration	5,623
Cash flows in respect of the acquisition, as presented in cash flows from investing activities
Cash paid	(100)
Cash and cash equivalents of subsidiary included in consolidated for the first time	202
Acquisition of subsidiary, less cash acquired, as presented in cash flows from investing activity	102

(*)	Goodwill is not deductible for tax purposes and arises mainly from projected synergies with activities of the Group and from workforce that does not qualify for recognition as a separate asset.
(**)	Non-controlling interests were measured at fair value on acquisition date.

During the period ended December 31, 2021, Put Options representing 43.73% of Weezmo's share capital (41.68% on a fully diluted basis) were exercised in exchange for $2.6 million in cash, and the consideration to the Third Seller totaling $3.2 million was paid.

In May 2021, an agreement was signed with all holders of non-controlling interests whereby the Company acquired their entire interest in Weezmo for $1.25 million, payable in nine cash installments. Through December 31, 2021, an amount of $1,069 thousand was paid. Consequently, the Company’s interest in Weezmo increased to 100%.

The additional revenue included in the consolidated income statement since Acquisition Date resulting from consolidating Weezmo's results was $534 thousand during the year. Additionally, the consolidation of Weezmo resulted in an increase of $576 thousand in the loss for the year.

c. On Track Innovation Ltd.

On January 19, 2022 the Company entered into a binding term sheet with On Track Innovations Ltd. (hereinafter - "OTI"), according to which the parties shall engage in a two-phase transaction, where in the first phase the Company shall provide a loan to OTI (hereinafter - "Loan") and thereafter the Company and OTI shall negotiate to acquire 100% of OTI’s shares by way of reverse triangular merger (hereinafter - "Merger").

On January 27, 2022, the Company executed a Loan agreement with OTI, according to which the Company extended a Loan to OTI totaling $5.5 million to repay its outstanding debts. The Loan will be repaid in two years, bearing a 10% annual interest rate. The loan shall be secured by a floating charge over OTI's assets.

According to the Loan Agreement, the Company may, in its sole discretion, extend the Loan with additional amounts, in order to pay to any creditor of OTI from the date of the Loan agreement and until the closing of the Merger in order to allow OTI to continue to operate in the ordinary course (hereinafter - "Additional Amounts"). Additional Amounts, if any, will be deemed to be as part of a Loan and the terms of the Loan will apply to them in full.

On April 25, 2022 and on July 5, 2022 the Company extended OTI an additional loan amount of $1 million and $1.6 million, respectively. The loan is accounted for as a financial asset at fair value through profit or loss.

If the Merger agreement will not be put to the vote of the shareholders of OTI or if it will not be approved by the shareholders of OTI by the dates in the Loan agreement, for a reason that is not directly and exclusively related to the Company, then (a) the Company shall have the right to either demand the immediate repayment of the Loan from OTI only, or convert it into OTI's equity based on the determined price in the Loan agreement (b) if the Company elected not to demand the immediate repayment or conversion, the interest on the Loan shall be increased to the mentioned interest rate in the Loan agreement, and (c) OTI shall pay, upon demand by the Company, to the Company an agreed amount in the Loan agreement.

On March 17, 2022, the merger agreement with OTI were completed under the preliminary terms as noted at the binding sheet which OTI will become a private wholly-owned subsidiary of the Company. On May 10, 2022, OTI's general assembly of shareholders approved the Merger agreement.

On June 9, 2022, the transactions under the Merger Agreement were completed and the shareholders of OTI received from the Company an aggregate cash consideration of $4.5 million. The cash consideration was paid in full on July 18, 2022 and the long-term liability OTI received from the Company, as part of the first phase of the merger considerations, was eliminated in the consolidated financial statements.

The following table presents the consideration for OTI's merger and the amounts recognized for assets acquired and liabilities on the of the merger, at fair value:

As of June 9, 2022
USD in thousands
Cash to OTI's shareholders (***)	4,500
Total consideration	4,500

Amounts recognized on merger date:
Cash and cash equivalents	440
Trade receivables	983
Inventory	3,569
Other receivables	1,397
Right of use assets, net	1,722
Property and equipment, net	660
Other assets, net	145
Technology	1,711
Customer relations	5,046
Short-term bank loans	(2,001)
Trade payables	(1,392)
Other payables	(1,982)
Lease liability	(1,696)
Other long term liabilities	(69)
Long term liability from the Company (*)	(6,757)
Total identifiable assets, net (**)	1,776
Goodwill	2,724
Total Consideration	4,500
Cash flows in respect of the acquisition, as presented in cash flows from investing activities
Cash and cash equivalents of subsidiary included in consolidated for the first time	440
Acquisition of subsidiary, less cash acquired, as presented in cash flows from investing activity	440

(*) The long-term liability from the Company was eliminated in the consolidated financial statements.

(**) Due to accumulated loss for tax, deferred tax liabilities were offset up to their aggregated value recognized at the day of the acquisition.

(***) The consideration was fully paid in July 2022.

The following is information about revenues and losses of the Group under the assumption that the OTI transaction was completed on January 1, 2022: (1) The Group’s revenues for the year ended December 31, 2022, would have been $179,008 thousand, compared to $173,515 thousand as reported, and; (2) The Group's losses for year ended December 31, 2022, would have been $42,166 thousand compared to $37,332 thousand as reported.

The additional revenue included in the consolidated income statement since Acquisition Date resulting from consolidating OTI's results was $7,610 thousand during the year. Additionally, the consolidation of OTI resulted in an increase of $909 thousand in the loss for the year.

d. Agreements for the acquisition of the shares of Tigapo Ltd.

On February 4, 2021, the Company entered into a memorandum of understanding (hereinafter: "the First Memorandum of Principles") with Tigapo Ltd. (hereinafter: "Tigapo"), which is developing a smart, cloud-based system for management of gaming arcades. According to the First Memorandum of Principles, the Company invested $300 thousand in Tigapo under a Simple Agreement for Future Equity (SAFE) against a right for allotments of shares in a future investment event in Tigapo at an amount that may not be less than $1.5 million.

In May 2021, the Company acquired Tigapo shares constituting 33.39% (fully diluted) of its capital from a number of shareholders in consideration for a cash payment of $2.1 million (hereinafter: the “Existing Shares”).

In the third quarter of 2021, an additional acquisition agreement was signed in which the Company increased its interest in Tigapo for a $6.8 million consideration, composed of a number of elements, as indicated below:

▪	$4 million in cash (hereinafter: the "Additional Investment Amount");
▪	Conversion of the investment in SAFE, as indicated above;
▪	Obligation to provide future consulting services by the Company to Tigapo in the Company's areas of expertise over 3 years, as well as granting a license to use the Nayax brand name;
▪

The Company issued to Tigapo a put option enabling an additional investment of up to $1 million under the same terms applied to the Additional Investment Amount (hereinafter: the "Liability for Put Option"). The put option is a liability financial instrument measured at fair value through profit or loss.

▪

A put option granted by the Company to the remaining shareholders for the sale of the remaining shares of Tigapo and a call option that the remaining shareholders of Tigapo granted the Company to acquire the remaining shares of Tigapo (hereinafter: the "Liability for overall arrangement of put option and call option"). The options are accounted for as a financial liability and a financial asset, respectively, both measured at fair value through profit or loss. The Company presents an asset and a liability for the overall arrangement of the put and call options, which are presented as a net item in the financial statements

After entering into the agreement discussed above, the Company holds shares of Tigapo, representing 53.55% of its issued share capital. The other shareholders of Tigapo have substantial rights in relation to relevant activities of the investee, which prevents the Company from gaining control over Tigapo. Therefore, the investment is accounted for as an investment in an associate using the equity method. The Company engaged with an external valuer for calculating the fair value of acquisition consideration and its allocation to the assets acquired and liabilities assumed under the acquisition. The following table presents the increase in the overall investment in the third quarter of 2021:

U.S. dollars in thousands
Cash for the Additional Investment Amount	4,000
Investment in SAFE	300
Obligation to provide Services to Tigapo	312
Liability for Put Option (*)	372
Liability for overall arrangement of put option and call option (*)	1,777
Total consideration	6,761

(*) The financial instruments are measured at fair value and included under level 3. The valuation is performed once quarterly by an external valuer. During the year ended December 31, 2022 and 2021, the Company recognized income of $608 thousand and expense of $93 thousand, respectively, for the options valuation in the "finance expenses, net" item in the income statement.

The share of the Company in losses of associates accounted for by the equity method amounted to $1,794 thousand during the year ended December 31, 2022. Tigapo is a private company and its shares do not have a quoted market price.

e. A cooperation agreement for the creation of Nilus Ltd.

On December 10, 2020, Nayax Retail Ltd (hereinafter: "Nayax Retail"), a subsidiary of the Company, engaged with some of the largest distribution companies in the Israeli economy, in a cooperation agreement by way of a shareholders’ agreement for the incorporation of a new company called Nilus for Businesses Ltd. (hereinafter: "Nilus"), with Nayax Retail holding 12% of Nilus’s issued and paid-up capital.

In May and August 2021, the shareholders extended a shareholders’ loan to Nilus at the total amount of NIS 12 million (approximately $3.7 million), with Nayax Retail’s share in the loan amounting to NIS 1,440 thousand (approximately $446 thousand) (hereinafter: the “Shareholders’ Loan”).

In March and October 2022, the shareholders extended a shareholders’ loan to Nilus at the total amount of NIS 10 million (approximately $2.9 million), with Nayax Retail’s share in the loan amounting to NIS 1,200 thousand (approximately $598 thousand) (hereinafter: the “Shareholders’ Loan”).

The amount of the Shareholders’ Loan bears annual interest at the maximum rate set in Section 3(j) to the Income Tax Ordinance. The loan (principal and interest) is repayable in one installment within 36 months from the date of signing the Loan Agreement. Nevertheless, Nilus is entitled to extend the term of the loan for additional periods at its discretion.

The amount paid is presented under “other long-term assets” in the statement of financial position as of December 31, 2022.

f. Restructuring of the Company and Dually Ltd.

According to an agreement signed between the controlling shareholders of the Company, the Company and Dually, according to an in-agreement tax ruling that was received from the Israel Tax Authority, and after receiving an approval from the Company's board of directors and the shareholders meeting dated April 1, 2021, a three-part restructuring process was performed on April 1, 2021 (which is tax exempt under the provisions of Sections 104B, 103T and 104C to the Income Tax Ordinance [New Version] (the "Ordinance"), the end result of which was that all shares of Dually were transferred to the Company (such that Dually became a wholly owned subsidiary of the Company), and 281,202,800 dormant shares (as this term is defined by Section 308(a) of the Companies Law) were created. On April 1, 2021, the Company eliminated all said dormant shares.

Following the above, the Company consolidates Dually’s financial statements as from April 1, 2021.

The restructuring is accounted for in the Company’s financial statements as a business combination under common control with initial recognition based on book value amounts of Dually. As a result of the first-time consolidation, a total of $316 thousand was recognized in cash and cash equivalents. The net identifiable assets that were recognized on acquisition date were recognized against the equity attributed to Company’s shareholders.

The additional income included in the consolidated statement of income or loss from Acquisition Date as a result of the consolidation of Dually’s results amounted to $1,167 thousand through December 31, 2021 (after elimination of the intercompany revenue). Furthermore, the consolidation of Dually’s results caused a $195 thousand decrease in loss during period, from April 1, 2021 through December 31, 2021.

g. Agreement with Bank Hapoalim B.M. and Feit Synergy Ltd. for establishing an entity

On June 9, 2022 the Company entered into an agreement with Bank Hapoalim B.M. (hereinafter - "Bank Hapoalim") and Feit Synergy Ltd. (hereinafter - "Feit") a company controlled by Mr. Alon Feit (all of the parties jointly: the "Parties") for purpose of creating an entity under which the Parties shall establish and operate an innovative international platform, which shall provide financing options for small and medium businesses for acquiring POS devices, automated vending machines and electric vehicle charging stations. Under the terms of the agreement, the Parties shall incorporate a new Israeli company (hereinafter - "IOT"), with an initial holding structure according to which 49.1% of the IOT’s share capital shall be held by the Company, 30.9% by Feit, 20% by Bank Hapoalim.

The agreement sets forth that the Company shall invest in IOT an amount of $1.5 million, Feit shall invest in IOT an amount of $0.5 million, and Bank Hapoalim shall invest in IOT a cash amount of $1.5 million and additional loan of $1.5 million.

Additionally, the agreement includes three options:

•

First Call Option - a call option granted to the Company to buy from BHP and Feit such number of shares that following the exercise option the Company will hold 50.1% from IOT. The option can be exercised by the Company between three to twelve years after the signing agreement date.

•

Second Call Option - a call option granted to the Company to buy from BHP and Feit such number of shares that following the exercise option the Company will hold 100% from IOT. The option can be exercised by the Company at any time during a period of ten years following the exercise of the First Call Option but in no any event of later than fifteen years from the signing agreement date.

•

Put Option – a put options granted by the Company to BHP and Feit to sell the remaining shares of IOT. The Put Option shall be exercisable commencing at any time following the lapse of 3 years following the signing agreement date and ending upon the lapse of the Second Call Option period.

IOT has been established on July 5, 2022 and as of the date of the approval of the financial statements, the agreement has not yet been finalized.